UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2008

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)
1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)
39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)
(203) 837-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition

On July 23, 2008, Praxair, Inc. issued a press release setting forth Praxair, Inc.’s results of operations for the second quarter ended June 30, 2008.  A copy of Praxair, Inc.’s press release is attached hereto as Exhibit (99.1) and is hereby incorporated by reference.

ITEM 9.01.     Financial Statements and Exhibits

           (d)             Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	July 23, 2008	By:	/s/ Patrick M. Clark
Patrick M. Clark
Vice President and Controller

Exhibit Index

Exhibit 99.1	Press release dated July 23, 2008